| Coopers                               | Coopers & Lybrand, L.L.P.
| & Lybrand                             |
|                                       | a professional services firm



                     CONSENT OF INDEPENDENT ACCOUNTANTS


      We consent to the inclusion in this registration statement on Form
S-8 (File No.        ) of our report, dated February 16, 1995 on our
audits of the financial statements of Health Insurance of Vermont, Inc. We also consent to the reference to our firm under the caption "Experts."



                                        /s/  COOPERS & LYBRAND, L.L.P.



Albany, New York
January 12, 1996